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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 6, 2002

                         Commission File Number: 0-21513

                              DXP ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        TEXAS                                                 76-0509661
(State of jurisdiction                                     (I.R.S. Employer
   of incorporation)                                      Identification No.)

                                  7272 Pinemont
                              Houston, Texas 77040
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 996-4700

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ITEM 4.       Changes in Registrant's Certifying Accountant.

              On June 3, 2002, the Audit Committee of the Board of Directors of
DXP Enterprises, Inc. (the "Company") decided, with the approval of the Company's Board of Directors, that effective June 6, 2002 the Company would no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and that as of June 6, 2002, Hein and Associates
LLP, certified public accountants, would be appointed as the Company's independent public accountants for 2002.

              The reports of Arthur Andersen on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

              During the Company's two most recent fiscal years and through June 6, 2002, there were no disagreements with Arthur Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which , if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference thereto in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as such term is used in Item 304(a)(1)(v) of Regulation
S-K.

              The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated
June 6, 2002, stating its agreement with such statements.

              During the Company's two most recent fiscal years and through June 6, 2002, the Company did not consult Hein and Associates LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.       Financial Statements and Exhibits.

              (c)      Exhibits

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
              Exhibit 16            Letter from Arthur Andersen LLP to the      Filed with
                                    Securities and Exchange Commission          document
                                    Dated June 6, 2002

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DXP ENTERPRISES, INC.

                                              By: /s/ David R. Little
                                                 ------------------------------
                                              David R. Little
                                              Chief Executive Officer

Date:         June 6, 2002




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EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated June 6, 2002





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